[*] indicates that a confidential portion of the text of this agreement has been omitted and filed separately with the Securities and Exchange Commission.


                              SETTLEMENT AGREEMENT

     This Settlement Agreement ("Agreement"), effective as of the 28th day of July, 1992, is made and entered into by and among Centocor, Inc., a Pennsylvania corporation having offices at 200 Great Valley Parkway, Malvern, Pennsylvania 19355 ("Centocor"); Pfizer Inc, a Delaware corporation having offices at 235 East 42nd Street, New York, New York 10017 ("Pfizer"); The Regents of the University of California, a California corporation having offices at 300 Lakeside Drive, 22nd Floor, Oakland, California 94612 ("University"); Velos Group, a Maryland partnership having a business address of 4824 Montgomery Lane, Bethesda, Maryland 20814 ("Velos"); and Xoma Corporation, a Delaware corporation having offices at 2910 Seventh Street, Berkeley, California 94710 ("Xoma").

                                    RECITALS

     WHEREAS, Centocor has developed a product for treating bacterial infections comprised of the HA-1A monoclonal antibody ("HA-1A Product") which (i) is the subject of a product license application pending before the United States Food and Drug Administration ("FDA"), and (ii) has been approved for sale by governmental authorities in certain European countries; and

     WHEREAS, Xoma has developed a product for treating bacterial infections comprised of the E5 monoclonal antibody ("E5 Product") which is the subject of product license applications pending before (i) the FDA and (ii) the Committee for Proprietary Medicinal Products ("CPMP") and other governmental authorities; and

     WHEREAS, Centocor is the owner by assignment of (i) U.S. Patent Application Serial No. 542,111 filed October 14, 1983, and all divisionals, continuations, continuations-in-part, reissues, reexaminations and extensions thereof; and (ii) any patent applications or patents that have issued or may issue under the law of any jurisdiction other than the United States that are counterparts of or that, in whole or in part, claim or are entitled to claim priority directly or indirectly from U.S. Patent Application Serial No. 542,111 and all divisionals, continuations, continuations-in-part, reissues, reexaminations, and extensions thereof (collectively, "Centocor Patent Rights"); and

     WHEREAS, Centocor is the owner by assignment of (i) U.S. Patent Application Serial No. 304,884 filed February 1, 1989, (ii) U.S. Letters Patent No. 5,057,598 entitled "Monoclonal Antibodies Reactive with Endotoxin Core" and
(iii) U.S. Patent Application Serial No. 492,374 filed May 6, 1983 and all divisionals, continuations, continuations-in-part, reissues, reexaminations and extensions thereof (collectively, "U.S. Velos Patent Rights"); and

     WHEREAS, Velos is the owner by assignment of patent applications and patents that have issued or may issue under the law of any jurisdiction other than the United States that are counterparts of or that, in whole or in part, claim or are entitled to claim priority directly or indirectly from U.S. Patent Applications Serial Nos. 492,374 and 304,884 and U.S. Letters Patent No. 5,057,598, and all divisionals, continuations, continuations-in-part, reissues, reexaminations and extensions thereof (collectively, "Non-U.S. Velos Patent
Rights"), and Centocor is the exclusive licensee of Non-U.S. Velos Patent Rights; and

     WHEREAS, University is the owner by assignment of (i) U.S. Patent Application Serial No. 855,878 filed April 24, 1986 and U.S. Letters Patent No. 4,918,163 entitled "Monoclonal Antibodies Specific for Lipid A Determinants on Gram Negative Bacteria" issuing thereon and U.S. Patent Application Serial No. 781,242 filed September 27, 1985 and U.S. Letters Patent No. 4,777,136 issuing thereon and all divisionals, continuations, continuations-in-part, reissues, reexaminations and extensions thereof; and (ii) any patent applications or patents that have issued or may issue under the law of any jurisdiction other than the United States that are counterparts of or that, in whole or in part, claim or are entitled to claim priority directly or indirectly from U.S. Patent Applications Serial Nos. 781,242 and 855,878 and U.S. Letters Patent Nos. 4,918,163 and 4,777,136, and all divisionals, continuations, continuations-in-part, reissues, reexaminations and extensions thereof (collectively, "University Patent Rights"), and XOMA is the exclusive licensee of University Patent Rights; and

     WHEREAS, certain of the parties hereto are involved in litigation and other proceedings concerning, inter alia, (a) claims of infringement by HA-1A Product of U.S. Letters Patent No. 4,918,163 in Civil Action No. C-90-1129-RHS pending in the United States District Court for the Northern District of California captioned Xoma Corporation v. Centocor, Inc. (the "California Action") in which Centocor has filed a notice of appeal to the United States Court of Appeals for the Federal Circuit, No. 92-1267 (the "Appeal") and in Investigation No. 337-TA-323, pending under suspension in the United States International Trade Commission captioned In the Matter of Certain Monoclonal Antibodies for Therapeutically Treating Humans Having Gram Negative Bacterial Infections, (the "ITC Proceeding"); and (b) claims of infringement by E5 Product of U.S. Letters Patent No. 5,057,598 in Civil Action No. C 92-95 (LON) pending in the United States District Court for the District of Delaware captioned Centocor, Inc. v. Xoma Corporation and Pfizer Inc (the "Delaware Action"); and

     WHEREAS, the parties do not intend by this Agreement to affect in any way the rights and obligations, if any, of University, the Board of Trustees of the Leland Stanford Junior University ("Stanford") and Centocor under a license from Stanford to Centocor of the right to make, use and/or sell HA-1A

Product ("Stanford/Centocor License"); and

     WHEREAS, in order to avoid the expense and inconvenience of continued litigation and other proceedings, the parties hereto wish to compromise and resolve their differences with respect to the above and other matters.

     NOW THEREFORE, in consideration of the promises and mutual covenants, agreements and releases herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Centocor and Velos Releases. Centocor and Velos, on behalf of themselves and their affiliates, parents and subsidiaries and each of their respective directors, officers, employees, partners, representatives, agents, subcontractors, sublicensees, attorneys, heirs, executors, administrators, successors and assigns and all others claiming under or through them (sometimes hereinafter referred to as "Centocor/Velos Releasors" and sometimes hereinafter referred to as "Centocor/Velos Releasees") hereby release and discharge (i) Xoma and Pfizer and their affiliates, parents and subsidiaries and each of their respective directors, officers, employees, partners, representatives, agents, subcontractors, sublicensees, attorneys, heirs, executors, administrators, successors and assigns (sometimes hereinafter referred to as "Xoma/Pfizer Releasees" and sometimes hereinafter referred to as "Xoma/Pfizer Releasors") of and from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, in admiralty or in equity, whether known or unknown, which Centocor/Velos Releasors or any of them ever had, now have or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the effective date of this Agreement against Xoma/Pfizer Releasees, or any of them, and (ii) University and its affiliates, parents and subsidiaries and each of their respective directors, officers, employees, partners, representatives, agents, subcontractors, sublicensees, attorneys, heirs, executors, administrators, successors and assigns (sometimes hereinafter referred to as "University Releasees" and sometimes hereinafter referred to as "University Releasors") of and from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, in admiralty or in equity, whether known or unknown, which Centocor/Velos Releasors or any of them ever had, now have or may have for, upon or by reason of any matter, cause or thing whatsoever related to the infringement of Centocor Patent Rights, U.S. Velos Patent Rights and/or Non-U.S. Velos Patent Rights from the beginning of the world to the effective date of this

Agreement against University Releasees, or any of them.

Centocor and Velos Covenants Not To Sue. Centocor/Velos Releasors covenant that they will not hereafter cause or assist in the assertion, instigation, maintenance or pursuit of any claim for infringement, contributory infringement or inducement of infringement of any patent now or hereafter owned, licensed, acquired or otherwise controlled by Centocor/Velos Releasors against Xoma/Pfizer Releasees and/or University Releasees, or any of them, or their distributors or customers or any health care professionals, for the making, using or selling of the E5 Product. In addition, Centocor and Velos on behalf of themselves and their respective parents and subsidiaries and each of their respective directors, officers, employees, agents, attorneys and distributors (sometimes hereinafter referred to as "Centocor/Velos Developers"), covenant that they will not hereafter cause or assist in the assertion, instigation, maintenance or pursuit of any claim for infringement, contributory infringement or inducement of infringement of Centocor Patent Rights, U.S. Velos Patent Rights and/or Non-U.S. Velos Patent Rights against [*] [*] and each of their respective directors, officers, employees, agents, attorneys and distributors (sometimes hereinafter referred to as [*]), or any of them, or their customers or any health care professionals, for the making, using or selling of [*]

[*]. Also, Centocor/Velos Releasors covenant that they will not hereafter cause or assist in the assertion, instigation, maintenance or pursuit of any claim against Xoma/Pfizer Releasees or University Releasees, or any of them, related to the assertion of University Patent Rights in the California Action and the existence of the Stanford/Centocor License.

     3. Xoma, Pfizer and University Releases. (i) Xoma/Pfizer Releasors hereby release and discharge Centocor/Velos Releasees of and from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, in admiralty or in equity, whether known or unknown, which Xoma/Pfizer Releasors or any of them ever had, now have or may have for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the effective date of this Agreement against Centocor/Velos Releases or any of them, and (ii) University Releasors hereby release and discharge Centocor/Velos Releasees of and from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, in admiralty or in equity, whether known or unknown, which University Releasors or any of them ever had, now have or may have for, upon or by reason of any matter, cause or thing whatsoever related to the infringement of University Patent Rights from the beginning of the world to the effective date of this Agreement, against Centocor/Velos Releasees or any of them.

     4. Xoma, Pfizer and University Covenants Not To Sue. Xoma/Pfizer Releasors and University Releasors covenant that they will not hereafter cause or assist in the assertion, instigation, maintenance or pursuit of any claim for infringement, contributory infringement or inducement of infringement of any patent now owned, licensed or otherwise controlled by Xoma/Pfizer Releasors and/or University Releasors (or, in the case of Xoma/Pfizer Releasors only, hereafter owned, licensed, acquired or otherwise controlled) against Centocor/Velos Releasees, or any of them, or their distributors or customers or any health care professionals, for the making, using or selling of the HA-1A Product, except that in the case of University Releasors, this covenant not to sue is limited to patent rights administered by The Office of Technology Transfer, Manager, Licensing, Biotechnology of the University ("OTT"). In addition, [*] covenant that they will not hereafter cause or assist in the assertion, instigation, maintenance or pursuit of any claim for infringement, contributory infringement or inducement of infringement of University Patent Rights against [*]
[*], or any of them, or their customers or any health care professionals, for the making, using or selling of any [*].

     5. The California Action. Promptly upon execution of this Agreement, Xoma and Centocor shall (a) execute and file a stipulation in the form annexed hereto as Exhibit A providing for the dismissal of the Appeal and (b) execute and file a final judgment on consent in the California Action in the form annexed hereto as Exhibit B.

     6. The Delaware Action. Promptly upon execution of this Agreement, Xoma, Pfizer and Centocor shall execute and file a final judgment on consent in the Delaware Action in the form annexed hereto as Exhibit C.

     7. The ITC Proceeding. Promptly upon execution of this Agreement, Xoma and Centocor shall execute and file a stipulation in the form annexed hereto as Exhibit D providing for withdrawal of the complaint in, and termination of, the ITC Proceeding.

     8. Further Consideration. From the date of FDA approval of the product license application for the HA-1A Product [*] ("Centocor HA-1A Product Royalty Term"), Centocor shall pay to Xoma royalties of [*] of all Net Sales of HA-1A Product in the United States. [*] [*]

     The term "Net Sales" shall mean the [*] [*] sold by Centocor during the Centocor HA-1A Product Royalty Term or the Centocor [*] Royalty Term, as the case may be, to any [*] less the sum of deductions actually applicable to such sales for: (a) discounts and allowances; (b) credits for rejected, damaged and returned goods; (c) transportation charges; and (d) tariffs, import/export duties, excise taxes, value added taxes, sales and use taxes and other similar governmental charges paid in connection with any such sales (collectively, "Deductions"). Net Sales of HA-1A Product or any Non-HA-1A Product shall not include sales of HA-1A Product or any Non-HA-1A Product by Centocor to [*], but shall include the [*], less Deductions, for HA-1A Product [*] during the Centocor HA-1A Product Royalty Term or the Centocor Non-HA-1A Product Royalty Term, as the case may be, to [*].

     Within 90 days following the end of each calendar quarter during the Centocor HA-1A Product Royalty Term and/or Centocor Non-HA-1A Product Royalty Term in which Net Sales of HA-1A Product or any Non-HA-1A Product are made, Centocor shall provide to Xoma a written report setting forth the total Net Sales of HA-1A Product and/or any Non-HA-1A Product made during that quarter and the aggregate fee due and payable to Xoma for such quarter, and with such report Centocor shall remit to Xoma the amount of royalty payment shown thereby to be due. If no Net Sales of HA-1A Product or any Non-HA-1A Product are made during any such quarterly reporting period, a statement to that effect shall be made.

     Centocor shall keep complete and accurate books and records for the latest three (3) years during the Centocor HA-1A Product Royalty Term and/or the Centocor Non-HA-1A Product Royalty Term showing the Net Sales of HA-1A Product and any Non-

HA-1A Product. Such records shall be in sufficient detail to enable the royalties payable hereunder by Centocor to be determined. Centocor shall permit the books and records referred to in this paragraph to be examined by Arthur Andersen & Co., but not more than twice in any calendar year. Any such examinations shall be at the expense of Xoma and conducted during reasonable business hours of Centocor and upon reasonable notice to Centocor. The purpose of any such examination shall be solely for verifying the amount of Net Sales of HA-1A Product and/or any Non-HA-1A Product and the royalties payable as provided for in this Agreement, and Arthur Andersen & Co. shall keep such information in strict confidence, except as legally required in the judgment of counsel to Arthur Andersen & Co., and disclose to Xoma only Net Sales of HA-1A Product and any Non-HA-1A Product and royalties due and payable thereon.

     In the event any royalties payable under this Article 8 are not received by Xoma when due, Centocor shall pay to Xoma interest charges on the total royalties due but unpaid at the rate of [*] per annum or the highest rate permitted by law (whichever is lower). In the event that any examination of Centocor's records by Arthur Andersen & Co. under this Article 8 discloses that the amount of the royalties paid for any quarterly reporting period was more than [*] less than the amount finally determined to be due, Centocor shall pay Xoma the reasonable cost of such examination.

     [*]

[*]

     9. Other Proceedings. No party to this Agreement shall commence or voluntarily participate in any suit or proceeding (including, without limitation, any patent opposition or reexamination proceeding), or otherwise assert any claim challenging or denying the validity of any claim contained in any University Patent Rights, Centocor Patent Rights, U.S. Velos

Patent Rights and/or Non-U.S. Velos Patent Rights; except that nothing in this Agreement shall prevent Pfizer from challenging or denying the validity of any claims contained in any Centocor Patent Rights, U.S. Velos Patent Rights and/or Non-U.S. Velos Patent Rights (sometimes hereinafter referred to as "Centocor/Velos Patent Rights") in response to any claims against Pfizer for infringement, contributory infringement or inducement of infringement of Centocor/Velos Patent Rights. Immediately after the effective date of this Agreement, Xoma and Pfizer shall cease to participate in any proceeding with respect to any and all oppositions filed against European Patent No. 0 151 128; provided that such conduct shall not constitute evidence that Pfizer acknowledges the validity of said European Patent in any proceeding charging Pfizer with infringement of said European Patent. No party to this Agreement shall voluntarily make any statement which is slanderous, libelous or otherwise defamatory of any other party hereto or its employees.

     10. Representations and Warranties.

     (a) Centocor and Velos represent and warrant that the making, having made, using and selling of E5 Product does not infringe any patents or patent applications owned by or licensed to Centocor or Velos as of the date hereof except for Centocor Patent Rights, U.S. Velos Patent Rights and Non-U.S. Velos Patent Rights.

     (b) Xoma, Pfizer and University represent and warrant that the making, having made, using and selling of HA-1A Product does not infringe any patents or patent applications owned by or licensed to Xoma, Pfizer or University (in University's case, administered by the OTT) as of the date hereof except for University Patent Rights.

     (c) Each party to this Agreement represents and warrants that (i) it has full right and authority to enter into this Agreement and to perform its obligations hereunder without consent or approval of any third person; and (ii) that it is not subject to any restriction which would impair its rights and obligations under this Agreement. Each party further represents and warrants that it has taken all action required to authorize it to enter into this Agreement and to render it binding upon it.

     (d) Centocor and Velos shall indemnify and hold harmless Xoma, Pfizer and University from any loss, cost, expense or expenditure (including reasonable attorneys' fees) suffered or incurred by Xoma, Pfizer or University in connection with any breach by Centocor or Velos of the release(s) set forth in
Article 1 hereof or the covenants not to sue set forth in Article 2 hereof.

     (e) Xoma, Pfizer and University (and in the University's case, only for the direct release herein by the University) shall indemnify and hold harmless Centocor and Velos from any loss, cost, expense or expenditure (including reasonable attorneys' fees) suffered or incurred by Centocor or Velos in connection with any breach by Xoma, Pfizer or University of the release(s) set forth in Article 3 hereof or the covenants not to sue set forth in Article 4 hereof.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be deemed to be and constitute one and the same instrument; and in making proof of this Agreement it shall not be necessary to produce or account for more than one such fully executed Agreement.

     12. No Prior Assignment. The parties (in the case of University, the OTT) hereto, and each of them, hereby represent and warrant that none of them has assigned or transferred, in whole or in part, any claim, right, demand or cause of action which it may now have or may have had or claim to have, of whatever kind or nature, against any other party hereto, or any of the directors, officers, employees, partners, affiliates, parents, subsidiaries, representatives, agents or attorneys of such party, either in their representative or in their individual capacities, to any other person, corporation or other entity in any manner, including but not limited to assignment or transfer by subrogation or by operation of law. In the event that any party shall have assigned or transferred, or purported to assign or to transfer, any claim or other matter herein released, such party shall indemnify, defend and hold harmless each other party from and against any loss, cost, claim or expense (including but not limited to all costs related to the defense of any action, including reasonable attorneys' fees) based upon, arising out of or occurring as a result of any such claim, assignment or transfer.

     13. Assignment. This Agreement shall not be assignable by any party without the prior written consent of each of the other parties which consents shall not be unreasonably withheld. Xoma covenants that it will not sell or otherwise transfer its business relating to the E5 Product and/or University Patent Rights (or the right to sue thereunder) without requiring the transferee(s) to assume in writing all of the obligations of Xoma under this Agreement. Centocor covenants that it will not sell or otherwise transfer its business relating to the HA-1A Product and/or Centocor Patent Rights, U.S. Velos Patent Rights and/or Non-U.S. Velos Patent Rights (or the right to sue thereunder) without requiring the transferee(s) to assume in writing all of the obligations of Centocor under this Agreement.

     Xoma and/or University shall record, and request the United States Patent and Trademark Office and each foreign patent office in which University Patent Rights are pending or have issued, to file with each patent or patent application included in University Patent Rights, a statement that each such patent or patent application is subject to an agreement which transfers rights thereunder to Centocor and Velos and which provides that such patents or patent applications may not be further assigned or licensed hereunder unless any such assignee or licensee agrees to accept Xoma's obligations hereunder. Centocor and Velos shall record, and request the United States Patent and Trademark Office and each foreign patent office in which Centocor Patent Rights, U.S. Velos Patent Rights and/or Non-U.S. Velos Patent Rights are pending or have issued, to file with each patent or patent application included in Centocor Patent Rights, U.S. Velos Patent Rights and/or Non-U.S. Velos Patent Rights a statement that each such patent or patent application is subject to an agreement which transfers rights thereunder to Xoma, Pfizer and University and which provides that such patents or patent applications may not be further assigned or licensed hereunder unless any such assignee or licensee agrees to accept Centocor's obligations hereunder (and in the case of Non-U.S. Velos Patent Rights any such assignee or licensee agrees to accept Velos' obligations hereunder).

     14. Stanford/Velos/Centocor Licenses. Anything herein to the contrary notwithstanding, nothing in this Agreement is intended, nor shall be deemed, to affect or modify in any way the rights and obligations, if any, of University, Stanford, Velos and Centocor under the Stanford/Centocor License or the Velos/Centocor License dated June 25, 1987 as amended.

     15. Execution of Agreement. This Agreement may be amended, modified or otherwise changed only in a writing signed by all parties hereto. Each party further represents and warrants that, except as set forth in this Agreement, it has not relied upon or been induced by any representation, statement or disclosure of any other party but has relied upon its own knowledge and judgment and upon the advice and representation of counsel of its own selection in entering into this Agreement, that it has read and fully understands the terms of this Agreement and is fully advised as to the legal effect thereof.

     16. Confidentiality. The parties agree that all terms of this Agreement shall be kept confidential and shall not be disclosed to anyone other than the parties' directors, officers, employees, partners, accountants, insurers and attorneys, except as legally required in the judgment of counsel to the parties, provided that Centocor and Xoma will issue the press release attached hereto as Exhibit E at 8:00 A.M. Eastern Standard Time on the first business day following the effective date of this Agreement. Xoma, University and Pfizer shall maintain information received from Centocor pursuant to this Agreement in strict confidence and shall use the same only for the purpose of confirming the royalties due hereunder.

     17. Remedies For Breach. The parties acknowledge that their remedy at law for breach of this Agreement may not be adequate and, therefore, each of the parties agrees that any party shall be entitled to the equitable remedy of specific performance in the event of a breach or threatened breach by any other party, without any bond or other security being required.

     18. Severability. If any one or more of the provisions of this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

     19. Further Assurances. Each of the parties hereto shall take or cause to be taken all such further actions to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to use reasonable best efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

     20. Notices. All reports, notices and other communications hereunder shall be in writing and shall be sent by registered mail or overnight courier to the address of the party as set forth below:

                  For Centocor:             Centocor, Inc.
                                            200 Great Valley Parkway
                                            Malvern, Pennsylvania  19355
                                            Attention:  General Counsel

                  For Pfizer:               Pfizer Inc
                                            235 East 42nd Street
                                            New York, New York  10017
                                            Attention:  General Counsel

                  For University:           The Regents of the
                                            University of California

                                            300 Lakeside Drive, 22nd Floor
                                            Oakland, California  94612
                                            Attention:  General Counsel

                  For Velos:                Velos Group
                                            4824 Montgomery Lane
                                            Bethesda, Maryland  20814
                                            Attention:  General Counsel

                  For Xoma:                 Xoma Corporation
                                            2910 Seventh Street
                                            Berkeley, California  94710
                                            Attention:  General Counsel

     21. Parties To Bear Own Costs and Attorneys' Fees. Each of the parties hereto shall bear its own costs, expenses and attorneys' fees, whether taxable or otherwise, incurred in, or arising out of or connected with the Delaware Action, the California Action, the Appeal and the ITC Proceeding.

     22. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflicts of law provisions; provided that each of the parties hereby acknowledges and agrees that all claims under Section 1542 of the California Civil Code and any other provision of law now or hereafter enacted, adjudicated or sought to be adjudicated relating to the release or waiver of unknown or unspecified claims are hereby specifically and expressly released and waived. Each of the parties understands that Section 1542 of the California Civil Code provides that "[a] general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." For purposes of this Agreement, each of the parties acknowledges and agrees that he, she or it may be considered to be both a "creditor" and a "debtor" for all purposes and with respect to all claims, he, she or it may not know or suspect to exist within the meaning of
Section 1542 of the California Civil Code and any other provision of law now or hereafter enacted, adjudicated or sought to be adjudicated relating to the release or waiver of unknown or unspecified claims.

     23. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

     24. No Implied Rights. Nothing contained in this Agreement shall be construed to grant by implication, estoppel or otherwise any license or freedom from suit under any patent or patent application other than University Patent Rights, Centocor Patent Rights, U.S. Velos Patent Rights and Non-U.S. Velos Patent Rights or any patent which would be infringed by the manufacture, use or sale of HA-1A Product or E5 Product.

     25. Entire Agreement. With the exception of the license agreement between Xoma and University related to

University Patent Rights, this Agreement, together with the exhibits hereto, constitutes, on and as of the effective date hereof, the entire agreement of the parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, between or among the parties with respect to such subject matter are hereby superseded in their entireties.

     IN WITNESS WHEREOF, and intending to be bound thereby, the parties have caused this Agreement to be executed by their duly authorized representatives on the dates set forth below.

Dated:  7/23/92                     CENTOCOR, INC.

                                    By:  /s/ Hubert J.P. Shoemaker
                                             Hubert J.P. Shoemaker, Ph.D.
                                             Chairman of the Board and
Attest: /s/(unknown)                          Chief Executive Officer


Dated: 7/24/92                      PFIZER INC

                                    By:  /s/Peter C. Richardson
                                         Assistant Secretary
Attest: /s/(unknown)


Dated:  7/30/92                     THE REGENTS OF THE UNIVERSITY
                                      OF CALIFORNIA

                                    By:  /s/ John F. Lundberg
                                             John F. Lundberg
Attest: /s/(unknown)                         Deputy General Counsel


Dated:  7/23/92                     VELOS GROUP

                                    By:  /s/Arthur S. House

Attest: /s/(unknown)


Dated:  7/23/92                     XOMA CORPORATION

                                    By:  /s/ John L. Castello
                                             John L. Castello
                                             President and
Attest: /s/(unknown)                          Chief Executive Officer

                                                                       EXHIBIT A

                         UNITED STATES COURT OF APPEALS
                             FOR THE FEDERAL CIRCUIT

XOMA CORPORATION,
         Plaintiff - Appellee,                                No. 92-1267
         v.
CENTOCOR, INC., Defendant - Appellant.

                XOMA'S AND CENTOCOR'S JOINT MOTION FOR DISMISSAL

     Plaintiff-Appellee Xoma Corporation ("Xoma") and Defendant-Appellant Centocor, Inc. ("Centocor") hereby jointly move for dismissal of the above-identified appeal in accordance with Fed. R. App. Pro. 42(b), without costs. A proposed ORDER is attached.

Dated:  New York, New York
        July    , 1992
                                      Respectfully submitted,
                                      (blank)
                                      Gerald Sobel
                                      KAYE, SCHOLER, FIERMAN,
                                         HAYS & HANDLER
                                      425 Park Avenue
                                      New York, New York  10022
                                      Attorneys for Plaintiff-Appellee,
                                        Xoma Corporation

                                  (blank line)
                                      Thomas H. Jenkins
                                      FINNEGAN, HENDERSON, FARABOW,
                                        GARRETT & DUNNER
                                      1300 I Street, N.W.
                                      Washington, D.C.  20005
                                      Attorneys for Defendant-Appellant,
                                        Centocor, Inc.

                         UNITED STATES COURT OF APPEALS
                             FOR THE FEDERAL CIRCUIT

XOMA CORPORATION,
        Plaintiff-Appellee,
         v.                                                      No. 92-1267
CENTOCOR, INC.,
        Defedant-Appellant.

                               ORDER OF DISMISSAL

     The Court, pursuant to Fed. R. App. Pro. 42(b), having been advised by counsel for the parties that the parties consent to entry of the following Order of Dismissal:

     IT IS ORDERED, ADJUDGED AND DECREED:

         (1) This appeal is hereby dismissed; and (2) No costs or attorneys' fees are assessed or awarded.

Dated:  (blank), 1992                       (blank line)

                                                                       EXHIBIT B

                   IN THE UNITED STATES DISTRICT COURT FOR THE
                         NORTHERN DISTRICT OF CALIFORNIA

XOMA CORPORATION,
         Plaintiff,                                  C-90-1129 RHS
vs.
CENTOCOR, INC.,
         Defendant.

                            FINAL JUDGMENT ON CONSENT

     WHEREAS, plaintiff, Xoma Corporation ("Xoma"), a corporation organized and existing under the laws of the State of Delaware with its primary place of business in Berkeley, California, has filed suit against defendant, Centocor, Inc. ("Centocor"), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania having its principal place of business in Malvern, Pennsylvania, in Civil Action No. C-90-1129-RHS;

     WHEREAS, Centocor counterclaimed against Xoma in said Civil Action;

     WHEREAS, said Civil Action was tried to a jury and the jury returned a verdict on or about October 26, 1991 that United States Patent No. 4,918,163 is valid and is infringed both literally and under the doctrine of equivalents by Centocor's manufacturing and distributing the monoclonal antibody known as

HA-1A (trade name CENTOXIN) for the treatment of gram negative infections in humans;

     WHEREAS, the jury also found that Centocor did not have an implied license to make, use or sell HA-1A under United States Patent No. 4,918,163; and

     WHEREAS, Xoma and Centocor have consented to the entry of this judgment;

     There being no just reason for delay, and upon an express direction for the entry of judgment, it is hereby ORDERED, ADJUDGED and DECREED as follows:

     1. United States Patent No. 4,918,163 is valid.

     2. United States Patent No. 4,918,163 has been infringed by CENTOCOR.

     3. Centocor does not have an implied license to United States Patent No. 4,918,163.

     4. Centocor shall pay to Xoma damages in the amount of $100,000.

     5. All other claims and all counterclaims are dismissed with prejudices.

     6. The Amended Order entered on January 14, 1992 is hereby superseded and is of no further force or effect.

                                   SO ORDERED

Date: (blank)                          (blank line)
                                        United States District Judge

     Entry of the foregoing Order and Decree hereby is consented to:

                                       XOMA CORPORATION

Date: (blank)                          By (blank line)
                                           Name:
                                           Title:

                                       CENTOCOR, INC.

Date: (blank)                          By (blank line)
                                          Name:
                                          Title:

                                       KAYE, SCHOLER, FIERMAN,
                                         HAYS & HANDLER
                                       425 Park Avenue
                                       New York, New York  10022
                                       (212) 836-8000
                                       Attorneys for Plaintiff
                                       Xoma Corporation

Date: (blank)                          By (blank line)
                                       Gerald Sobel, Esq.

                                       FINNEGAN, HENDERSON, FARABOW,
                                         GARRETT & DUNNER
                                       1300 I Street, N.W.
                                       Washington, D.C.  20005
                                       Attorneys for Defendant
                                       Centocor, Inc.

Dated: (blank)                         By (blank line)
                                       Thomas H. Jenkins, Esq.

                                                                       EXHIBIT C

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF DELAWARE

CENTOCOR, INC.,
                  Plaintiff,
v.                                                 Civil Action No. 92-95
XOMA CORPORATION,
and PFIZER INC.,
                  Defendants.

                            FINAL JUDGMENT ON CONSENT

     WHEREAS, plaintiff, Centocor, Inc. ("Centocor"), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania having its principal place of business in Malvern, Pennsylvania, has filed suit against defendants, Xoma Corporation ("Xoma"), a corporation organized and existing under the laws of the State of Delaware with its primary place of business in Berkeley, California, and Pfizer Inc. ("Pfizer"), a corporation organized and existing under the laws of the State of Delaware with its primary place of business in New York, New York, in Civil Action No. 92-95; and

     WHEREAS, Xoma Pfizer counterclaimed against Centocor in said Civil Action; and

     WHEREAS, Xoma, Centocor and Pfizer have consented to the entry of this judgment;

     There being no just reason for delay, and upon an express direction for the entry of judgment, it is hereby ORDERED, ADJUDGED and DECREED as follows:

     (1) This action including all claims and all counterclaims is hereby dismissed with prejudice; and

     (2) No costs or attorneys' fees are assessed or awarded.

                                   SO ORDERED

Date: (blank)                        (blank line)
                                     United States District Judge

     Entry of the foregoing Order and Decree hereby is consented to:

                                     XOMA CORPORATION

Date: (blank)                        By (blank line)
                                         Name:
                                         Title:

                                     CENTOCOR, INC.

Date: (blank)                        By (blank line)
                                        Name:
                                        Title:

                                     PFIZER INC.

Date: (blank)                        By (blank line)
                                        Name:
                                        Title:

                                     KAYE, SCHOLER, FIERMAN,
                                       HAYS & HANDLER
                                     425 Park Avenue
                                     New York, New York  10022
                                     (212) 836-8000
                                     Attorneys for Defendants
                                     Xoma Corporation and
                                     Pfizer Inc.

Date: (blank)                        By (blank line)
                                     Gerald Sobel, Esq.

                                    POTTER, ANDERSON & CARROON
                                    Delaware Trust Building
                                    P.O. Box 951 Wilmington,
                                    Delaware 19899 Attorneys
                                    for Plaintiff Centocor,
                                    Inc.

Dated: (blank)                      By (blank line)
                                    Robert K. Payson, Esq.

                                                                       EXHIBIT D
                  UNITED STATES INTERNATIONAL TRADE COMMISSION
                             Washington, D.C. 20436
                              Before Janet D. Saxon
                            Administrative Law Judge

IN THE MATTER OF
                               Inv. No. 337-TA-323
CERTAIN MONOCLONAL ANTIBODIES
USED FOR THERAPEUTICALLY
TREATING HUMANS HAVING GRAM NEGATIVE
BACTERIAL INFECTIONS

                XOMA'S AND CENTOCOR'S JOINT MOTION FOR DISMISSAL

     Petitioner Xoma Corporation ("Xoma") and Respondents Centocor, Inc., Centocor Partners II, L.P. and Centocor B.V. ("Centocor") jointly move for dismissal of this proceeding without costs. A proposed ORDER is attached.

Dated:  New York, New York
        July    , 1992
                                  Respectfully submitted,

                                  (blank line)
                                  Gerald Sobel
                                  KAYE, SCHOLER, FIERMAN,
                                    HAYS & HANDLER
                                  425 Park Avenue
                                  New York, New York  10022
                                  Attorneys for Complainant

                                  (blank line)
                                  Tom M. Schaumberg
                                  ADDUCI, MASTRIANI, MEEKS
                                   AND SCHILL
                                  1140 Connecticut Avenue
                                  Washington, D.C.
                                  Attorneys for Respondents

                  UNITED STATES INTERNATIONAL TRADE COMMISSION
                             Washington, D.C. 20436
                              Before Janet D. Saxon
                            Administrative Law Judge

IN THE MATTER OF
                               Inv. No. 337-TA-323
CERTAIN MONOCLONAL ANTIBODIES
USED FOR THERAPEUTICALLY
TREATING HUMANS HAVING GRAM NEGATIVE
BACTERIAL INFECTIONS

                               ORDER OF DISMISSAL

     Having been advised by counsel for the parties that the parties consent to entry of the following Order of Dismissal:

         IT IS ORDERED, ADJUDGED AND DECREED:

         (1)  This proceeding is hereby dismissed; and

         (2) No costs or attorneys' fees are assessed or awarded.


Dated: (blank), 1992                                 (blank line)

                                    Exhibit E

Centocor and XOMA Announce Settlement of All Outstanding Litigation and Disputes

     Centocor, Inc. of Malvern, PA (NASDAQ: CNTO) and XOMA Corporation of Berkeley, CA (NASDAQ: XOMA) announced today an agreement to settle all outstanding litigation and disputes regarding each company's products, patents and patent applications related to anti-endotoxin monoclonal antibodies.

     The agreement covers the XOMA v. Centocor litigation in the U.S. District Court for the Northern District of California and pending appeals, a proceeding initiated at the U.S. International Trade Commission, and the Centocor v. XOMA lawsuit filed in the U.S. District Court for the District of Delaware.

     Centocor has agreed to pay royalties to XOMA for U.S. sales, if any, of its monoclonal antibody HA-1A, and the companies have agreed to forego all future litigation and adminstrative proceedings regarding each other's patents and patent applications related to anti-endotoxin monoclonal antibodies.

     Centocor, Inc. is a biopharmaceutical company specializing in monoclonal antibody technology.

     XOMA Corporation is a leading company in the development of therapeutic products using monoclonal antibody and recombinant DNA technologies.

News Release                                                         XOMA (logo)

                           For Release: July 29, 1992
                                      For Information Contact: Carol D. DeGuzman
                                                                  (510) 644-1170

XOMA AND CENTOCOR ANNOUNCE SETTLEMENT
OF ALL OUTSTANDING LITIGATION AND DISPUTES

     (Berkeley, CA, and Malvern, PA, July 29, 1992.) XOMA Corporation (NASDAQ:
XOMA) and Centocor, Inc. (NASDAQ: CNTO) announced today an agreement to settle all outstanding litigation and disputes worldwide regarding each company's products, patents and patent applications related to anti-endotoxin monoclonal antibodies.

     The agreement covers the XOMA v. Centocor litigation in the U.S. District Court for the Northern District of California and pending appeals, a proceeding initiated at the U.S. International Trade Commission, and the Centocor v. XOMA lawsuit filed in the U.S. District Court for the District of Delaware.

     Centocor has agreed to pay royalties for U.S. sales, if any, of its monoclonal antibody HA-1A, and the companies have agreed to forego all future litigation and administrative proceedings regarding each other's patents and patent applications related to anti-endotoxin monoclonal antibodies.

     XOMA Corporation is a leading company in the development of therapeutic products using monoclonal antibody and recombinant DNA technologies.